UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2022

Midwest Holding Inc.

(Exact name of registrant as specified in its charter)

delaware	001-39812	20-0362426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506

(Address of principal executive offices) (Zip Code)

(402) 489-8266

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.001 par value	MDWT	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

On April 29, 2022, Jack Theeler formally notified Midwest Holding Inc. (the “Company”) that he will retire from the Board of Directors (the “Board”) of the Company, effective at the expiration of his term on June 14, 2022, the date of the Company’s annual meeting of stockholders (the “Annual Meeting”). In addition to being an independent member of the Board, Mr. Theeler was a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Theeler’s decision to retire was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Also on April 29, 2022, Sachin Goel formally notified the Company of his decision to not stand for re-election to the Board at the Annual Meeting. Thus, Mr. Goel’s term as a member of the Board will expire effective as of the date of the Annual Meeting. In addition to being an independent member of the Board, Mr. Goel was a member and chair of the Compensation Committee of the Board. Mr. Goel’s decision to not seek re-election was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company and the Board are sincerely grateful to Messrs. Theeler and Goel for their service to the Company and wish them the best.

The Company will provide information regarding its two candidates for nomination to the Board in its upcoming Proxy Statement relating to the Annual Meeting in connection with the replacement of Messrs. Theeler and Goel.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 4, 2022.

MIDWEST HOLDING INC.

By:	/s/ Georgette C. Nicholas
Name: Georgette C. Nicholas
Title: Chief Executive Officer

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